Exhibit 99.4

DDC Group International Inc. d/b/a Cineplex Digital Media

Condensed Consolidated Balance Sheets

(Unaudited)

(expressed in thousands of Canadian dollars)

	Notes	June 30,	December 31,
		2025	2024

Assets

Current assets
Cash and cash equivalents		$10,060	$—
Trade and other receivables		6,251	8,184
Income taxes receivable	3	132	239
Inventories		2,567	4,272
Prepaid expenses and other current assets		767	463
Due from parent		934	6,002
		20,711	19,160

Non-current assets
Property, equipment and leaseholds		3,941	4,992
Right-of-use assets	2	33,348	37,841
Deferred income taxes	3	10,833	9,585
Intangible assets		1,069	1,167
Goodwill		44,686	44,686
		$114,588	$117,431

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(1)
2025 SECOND QUARTER REPORTS - CONSOLIDATED BALANCE SHEETS

DDC Group International Inc. d/b/a Cineplex Digital Media

Condensed Consolidated Balance Sheets...continued

(Unaudited)

(expressed in thousands of Canadian dollars)

	Notes	June 30,	December 31,
		2025	2024

Liabilities

Current liabilities
Accounts payable and accrued liabilities		$9,590	$11,115
Deferred revenue and other	5	10,719	5,478
Lease obligations	4	9,596	8,801
		29,905	25,394

Non-current liabilities
Lease obligations	4	29,533	32,870
Other liabilities		223	226
		29,756	33,096

Total liabilities		59,661	58,490

Shareholders’ equity
Share capital		51,960	51,960
Equity		796	5,096
Contributed surplus		1,999	1,525
Cumulative translation adjustment		172	360
Total shareholders’ equity		54,927	58,941
		$114,588	$117,431

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(2)
2025 SECOND QUARTER REPORTS - CONSOLIDATED BALANCE SHEETS

DDC Group International Inc. d/b/a Cineplex Digital Media

Condensed Consolidated Statements of Operations

For the six months ended June 30, 2025 and 2024

(Unaudited)

(expressed in thousands of Canadian dollars)

		Six months ended June 30,
	Notes	2025	2024

Revenues	5
Project revenues		8,028	6,442
Media and services revenues		17,011	14,073

		25,039	20,515

Expenses
Depreciation - right-of-use assets		4,984	5,124
Depreciation and amortization - other assets		1,589	1,802
Purchased services		3,993	3,982
Other inventories consumed		4,151	2,206
Employee wages, salaries and benefits		9,783	9,477
Other costs	6	3,906	2,294
Interest expense - lease obligations	4	1,206	1,429
Interest expense - other		15	15
Foreign exchange		946	(486)

		30,573	25,843

Loss before income taxes		(5,534)	(5,328)

Income taxes recovery	3
Current		15	4
Deferred		(1,249)	(1,283)
		(1,234)	(1,279)
Net (loss) income		$(4,300)	$(4,049)

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(3)
2025 SECOND QUARTER REPORTS - CONSOLIDATED STATEMENTS OF OPERATIONS

DDC Group International Inc. d/b/a Cineplex Digital Media

Condensed Consolidated Statements of Comprehensive Income (Loss)

For the six months ended June 30, 2025 and 2024

(Unaudited)

(expressed in thousands of Canadian dollars)

		Six months ended June 30,
		2025	2024

Net (loss) income from continuing operation		$(4,300)	$(4,049)
Other comprehensive (loss) income
Items that will be reclassified subsequently to net income:
Foreign currency translation adjustment		(188)	(41)
Total comprehensive (loss) income		$(4,488)	$(4,090)

(Loss) earnings per share - basic	7	$(337)	$(318)

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(4)
2025 SECOND QUARTER REPORTS - CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

DDC Group International Inc. d/b/a Cineplex Digital Media

Condensed Consolidated Statements of Changes in Equity

For the six months ended June 30, 2025 and 2024

(Unaudited)

(expressed in thousands of Canadian dollars)

	Share capital	Contributed surplus	Cumulative translation adjustment	Equity	Total

January 1, 2025	$51,960	$1,525	$360	$5,096	$58,941
Net loss	—	—	—	(4,300)	(4,300)
Other comprehensive income	—		(188)	—	(188)
Total comprehensive loss (income)	—	—	(188)	(4,300)	(4,488)
Issuance of shares on exercise of options		474	—	—	474
June 30, 2025	$51,960	$1,999	$172	$796	$54,927

January 1, 2024	$51,960	$572	$229	$7,422	$60,183
Net income	—	—	—	(4,049)	(4,049)
Other comprehensive loss	—	149	(41)	—	108
Total comprehensive loss (income)	—	149	(41)	(4,049)	(3,941)
Issuance of shares on exercise of options	—	398	—	—	398
June 30, 2024	$51,960	$1,119	$188	$3,373	$56,640

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(5)
2025 SECOND QUARTER REPORTS - CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

DDC Group International Inc. d/b/a Cineplex Digital Media

Condensed Consolidated Statements of Cash Flows

For the six months ended June 30, 2025 and 2024

(Unaudited)

(expressed in thousands of Canadian dollars)

		Six months ended June 30,
	Notes	2025	2024
Cash provided by (used in)
Operating activities
Net (loss) income from continuing operations		$(4,300)	$(4,049)
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Depreciation and amortization - other assets		1,589	1,802
Depreciation - right-of-use assets		4,984	5,124
Other non-cash interest		15	15
(Gain) loss on disposal of assets	5	—	—
Deferred income taxes	3	(1,249)	(1,283)
Non-cash share-based compensation		474	398
Changes in operating assets and liabilities	9	12,903	3,598
Net cash provided by operating activities		14,416	5,605

Investing activities
Purchases of property, equipment and leaseholds	4	(109)	(357)
Intangible assets additions		(330)	(449)
Net cash provided by (used in) investing activities		(439)	(806)

Financing activities
Repayments of lease obligations - principal		(3,032)	(2,271)
Due to/from parent		(670)	(2,553)
Net cash used in financing activities		(3,702)	(4,824)

Effect of exchange rate differences on cash		(215)	94
Increase in cash and cash equivalents		10,060	69
Cash and cash equivalents - Beginning of period		—	—
Cash and cash equivalents - End of period		$10,060	$69

Supplemental information
Cash paid for interest - lease obligation		$1,206	$1,429

Cash paid for interest - other		$15	$15

Cash paid for income taxes, net		$(33)	$—

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(6)
2025 SECOND QUARTER REPORTS - CONSOLIDATED STATEMENTS OF CASH FLOWS

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the six months ended June 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

1. General information

DDC Group International Inc. (“DDC”) is an Ontario, Canada corporation and a wholly owned subsidiary of Cineplex Entertainment Limited Partnership. DDC serves as the holding company for Cineplex Digital Media Inc. and Cineplex Digital Media US Inc. (collectively "CDM"), which together operate as a leading provider of digital signage and digital place-based media solutions across North America. CDM is headquartered at 137 Northfield Drive West, Waterloo, Ontario, N2L 5A6.

2. Right-of-use-assets

The following tables present right-of-use assets for CDM for the six months ended June 30, 2025 and 2024:

	Property	Equipment	Total

At June 30, 2025
Cost	$2,141	$57,412	$59,553
Accumulated depreciation	(1,242)	(24,963)	(26,205)
Net book value	$899	$32,449	$33,348

Six months ended June 30, 2025
Opening net book value	$507	$37,333	$37,840
Additions	492	—	$492
Extensions and modifications	—	—	$—
Depreciation for the period	(100)	(4,884)	$(4,984)
Closing net book value	$899	$32,449	$33,348

	Property	Equipment	Total

At June 30, 2024
Cost	$1,649	$14,883	$16,532
Accumulated depreciation	(898)	(10,939)	(11,837)
Net book value	$751	$3,944	$4,695

Six months ended June 30, 2024
Opening net book value	$751	$3,944	$4,695
Additions	—	43,344	43,344
Extensions and modifications	—	—	—
Depreciation for the period	(122)	(5,002)	(5,124)
Closing net book value	$629	$42,286	$42,915

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 SECOND QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(7)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the six months ended June 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

3. Deferred income taxes

Based on substantively enacted corporate tax rates, expected timing of reversals and expected taxable income allocation to various tax jurisdictions, deferred income taxes are as follows:

	June 30, 2025	December 31, 2024

Deferred income tax assets
Property, equipment and leaseholds and deferred tenant inducements - difference between net carrying value and undepreciated capital cost	$211	$111
Accounting provisions not currently deductible	1,613	1,105
Income tax credits available	450	450
Operating losses available for carry-forward	9,855	9,184
Total gross deferred income tax assets	12,129	10,850
Future deferred tax liabilities
Intangible assets	(1,296)	(1,265)
Total gross deferred income tax liabilities	(1,296)	(1,265)

Net deferred income tax asset recognized	$10,833	$9,585

At December 31, 2020 the recoverability of the net deferred income tax assets was uncertain and accordingly the net deferred tax assets were derecognized. During the second quarter of 2023, Cineplex Digital Media assessed the recoverability of net deferred income tax assets and determined that the expected return to profitability provided a reasonable expectation that previously derecognized net deferred income tax assets will be utilized to offset future periods of taxable income, resulting in income tax recovery of approximately $8,923 in the second quarter of 2023.

Cineplex Digital Media’s combined statutory income tax rate at June 30, 2025 was 26.5% (2024 - 26.6%).

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 SECOND QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(8)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the six months ended June 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

4. Lease obligations

The following table presents lease obligations for CDM for the six months ended June 30, 2025 and 2024:

	Property	Equipment	Total

Six months ended June 30, 2025
Opening balance	$523	$41,148	41,671
Additions	492	—	492
Extensions and modifications	—	—	—
Lease payment	(147)	(4,093)	(4,240)
Interest expense	24	1,182	1,206
Closing lease obligations	$892	$38,237	$39,129
Less: current portion	236	9,360	9,596
Non-current portion of lease obligations of continuing operations	$656	$28,877	$29,533

	Property	Equipment	Total

Six months ended June 30, 2024
Opening balance	$760	$4,773	$5,533
Additions	—	43,344	43,344
Extensions and modifications	—	—	—
Lease payment	(145)	(3,554)	(3,699)
Interest expense	29	1,400	1,429
Closing lease obligations	$644	$45,963	$46,607
Less: current portion	245	7,553	7,798
Non-current portion of lease obligations	$399	$38,410	$38,809

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 SECOND QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(9)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the six months ended June 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

5. Revenue

The following tables disclose the changes in deferred revenue and other for the six months ended June 30, 2025 and 2024:

	December 31, 2024	Additions	Recognized	Translation	June 30, 2025
Media deposits	$5,478	$10,112	$4,840	$31	$10,719
	$5,478	$10,112	$4,840	$31	$10,719

	December 31, 2023	Additions	Recognized	Translation	June 30, 2024
Media deposits	$4,460	$4,843	$2,952	$(37)	$6,388
	$4,460	$4,843	$2,952	$(37)	$6,388

The following tables provide the disaggregation of revenue into categories by nature for the six months ended June 30, 2025 and 2024:

Media revenues	Six months ended June 30,
	2025	2024

Project revenues	$8,028	$6,442
Media and services revenues	17,011	14,073
Total media revenues	$25,039	$20,515

Timing of revenue recognition	Six months ended June 30,
	2025	2024

Transferred at a point in time	$8,984	$7,310
Transferred over time	16,055	13,205
Total media revenues	$25,039	$20,515

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 SECOND QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(10)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the six months ended June 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

6. Other costs

	Six months ended June 30,
	2025	2024

Variable rent	$2,294	$767
Realty and occupancy taxes and maintenance fees	90	81
Utilities	25	25
Repairs and maintenance	372	294
Advertising and promotion	382	456
Office and operating supplies	50	75
Licenses and franchise fees	8	10
Insurance	79	27
Professional and consulting fees	53	34
Telecommunications and data	116	130
Bad debts	(24)	(55)
Other costs	461	450
	$3,906	$2,294

7. Earnings (loss) per share

Basic

Basic earnings (loss) per share is calculated by dividing the net loss by the weighted average number of shares outstanding during the period.

	Six months ended June 30,
	2025	2024

Net loss	$(4,300)	$(4,049)
Weighted average number of shares outstanding	12,742	12,742
Loss per share - basic	$(337)	$(318)

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 SECOND QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(11)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the six months ended June 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

8. Related party transactions

CDM earns revenue from the sale of advertising by its parent company, Cineplex Entertainment LP, on CDM's digital signage network. These transactions are conducted in the normal course of operations and are measured at market-based exchange amounts. A portion of CDM’s trade and other receivables, relates to amounts due from Cineplex, and revenue for digital out of home as shown below:

Six months ended as of June 30, 2025

Cineplex
Trade and other receivables	$934
Revenue	$8,790

Six months ended as of June 30, 2024

Cineplex
Trade and other receivables	$966
Revenue	$5,962

9. Changes in operating assets and liabilities

The following summarizes the changes in operating assets and liabilities:

	Six months ended June 30,
	2025	2024

Trade and other receivables	$1,779	$2,273
Inventories	1,682	(960)
Prepaid expenses and other current assets	(308)	(1,671)
Accounts payable and accrued liabilities	4,352	2,053
Income taxes receivable	46	4
Deferred revenue	5,370	1,892
Other liabilities	(18)	7
	$12,903	$3,598

Property, equipment and leasehold purchases included in accounts payable and accrued liabilities as at June 30, 2025, are $328 (2024 - $364).

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 SECOND QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(12)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the six months ended June 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

10. Basis of presentation and accounting standards

Basis of preparation and measurement

CDM prepares its unaudited interim condensed consolidated financial statements in accordance with IFRS Accounting Standards applicable to the preparation of interim financial statements, including International Accounting Standard (“IAS”) 34, Interim Financial Reporting. The preparation of consolidated financial statements in accordance with IFRS requires the use of certain critical accounting estimates. It also requires that management exercise judgment in applying CDM’s accounting policies. The disclosures contained in these unaudited interim condensed consolidated financial statements do not contain all requirements of IFRS Accounting Standards for annual consolidated financial statements and should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2024. These unaudited interim condensed consolidated financial statements follow the same accounting policies and methods of application as the audited financial statements for the year ended December 31, 2024, with the exception of accounting standards issued since December 31, 2024.

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 SECOND QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(13)